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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

            We consent to the reference to our firm and to the use of our report dated February 2, 2001, included in or made a part of the prospectus of Old Baldy Corporation, which is made a part of the registration statement on Form SB-2 (No. 333-_________) of Old Baldy Corporation.


                                          /s/ Dalby, Wendland & Co., P.C.

Grand Junction, Colorado

March 28, 2001